UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2000

PACIFICARE HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3120 Lake Center Drive, Santa Ana, California 92704
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (714) 825-5200

ITEM 5.   OTHER EVENTS.

On October 25, 2000, PacifiCare Health Systems, Inc. announced the immediate resignation of Robert W. O’Leary, President and Chief Executive Officer.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

99.1	Press release issued October 25, 2000, by the Registrant announcing the resignation of Robert W. O’Leary as President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.
(Registrant)

Date: October 26, 2000	By:	/s/	MARY C. LANGSDORF

Mary C. Langsdorf Senior Vice President of Finance and Corporate Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release issued October 25, 2000, by the Registrant announcing the resignation of Robert W. O’Leary as President and Chief Executive Officer.